Exhibit 10.3
THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING
SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF
1933.
THE SCOTTS MIRACLE-GRO COMPANY
2006 LONG-TERM INCENTIVE PLAN
NONQUALIFIED STOCK OPTION AWARD GRANTED TO [GRANTEE’S NAME] ON
[GRANT DATE]
The Scotts Miracle-Gro Company (“Company”) and its shareholders believe that their business interests are best served by ensuring that you have an opportunity to share in the Company’s business success. To this end, the Company adopted and its shareholders approved The Scotts Miracle-Gro Company 2006 Long-Term Incentive Plan (“Plan”) through which members of its Board of Directors (“Directors”) may acquire (or share in the appreciation of) common shares of the Company.
We cannot guarantee that the value of your Award (or the value of the common shares you acquire through an Award) will increase. This is because the value of the Company’s common shares is affected by many factors. However, the Company believes that your efforts contribute to the value of the Company’s common shares and that the Plan (and the Awards made through the Plan) is an appropriate means of sharing with you the value of your contribution to the Company’s business success.
This Award Agreement describes the type of Award that you have been granted and the conditions that must be met before you may receive the value associated with your Award. To ensure you fully understand these terms and conditions, you should:
•	Read the Plan and the Plan’s Prospectus carefully to ensure you understand how the Plan works;

•	Read this Award Agreement carefully to ensure you understand the nature of your Award and what you must do to earn it; and

•	Contact [Contact Name] at [Contact Telephone Number] if you have any questions about your Award. Or, you may send a written inquiry to 14111 Scottslawn Road, Marysville, Ohio 43041.
Also, no later than [Date: 30 days post Grant Date], you must return a signed copy of the Award Agreement to:
[Contact Name]
Merrill Lynch
[Contact’s Street Address]
[Contact’s City, State and Zip Code]
If you do not do this, your Award will be forfeited and you will not be entitled to receive anything on account of this Award.

Section 409A of the Internal Revenue Code (“Section 409A”) imposes substantial penalties on persons who receive some forms of deferred compensation (see the Plan’s Prospectus for more information about these penalties). Your Award has been designed to avoid these penalties. However, because the Internal Revenue Service has not yet issued final rules fully defining the effect of Section 409A, it is possible that your Award Agreement must be revised after the IRS issues these rules if you are to avoid these penalties. As a condition of accepting this Award, you must agree to accept those revisions, without any further consideration, even if those revisions change the terms of your Award and reduce its value or potential value.

Description of Your Nonqualified Stock Options
You have been awarded Nonqualified Stock Options (or “NSOs”) to purchase [Number of NSOs Granted] common shares of the Company. You may purchase one of the Company’s common shares for each NSO, but only if you pay $[Exercise Price] (“Exercise Price”) for each common share you purchase, you exercise the NSOs on or before [Expiration Date] (“Expiration Date”) and meet the terms and conditions described in this Award Agreement and in the Plan and the Prospectus. You will be solely responsible for any tax liability associated with this grant and its exercise.
No later than [Date: 30 days post Grant Date], you must return a signed copy of this Award Agreement to:
[Contact Name]
Merrill Lynch
[Contact’s Street Address]
[Contact’s City, State and Zip Code]
If you do not do this, your NSOs will be forfeited and you will not be entitled to receive anything on account of this Award.
Limits on Exercising Your NSOs
Normally, your NSOs will vest (and become exercisable) on [Date NSOs Vest] but only if you are then actively serving as a Director and all other conditions described in this Award Agreement, the Plan and the Prospectus are met. Once they become exercisable, your NSOs may be exercised anytime before the earlier of the Expiration Date ([Expiration Date]) or one year after you stop being a Director (five years after you stop being a Director after having served at least one full term as a Director before leaving the board).
There are some special situations in which your NSOs may vest earlier. These are described later in this Award Agreement.
At any one time, you may not exercise NSOs to buy fewer than 100 common shares of the Company (or, if smaller, the number of your outstanding vested NSOs). Also, you may never exercise an NSO to purchase a fractional common share of the Company; NSOs for fractional common shares will always be redeemed for cash.
Exercising Your NSOs
After they vest, you may exercise your NSOs by completing an Exercise Notice. A copy of this Exercise Notice is attached to this Award Agreement. Also, a copy of this Exercise Notice and a description of the procedures that you must follow to exercise your NSOs, are available from Merrill Lynch or by contacting [CONTACT NAME] at [Contact Telephone Number] or at the address shown above.
You may use one of three methods to exercise your NSOs. You will decide on the method at the time of exercise.

Cashless Exercise and Sell: If you elect this alternative, you will be deemed to have simultaneously exercised the NSOs and to have sold the common shares underlying those NSOs. When the transaction is complete, you will receive cash (but no common shares of the Company) equal to the difference between the aggregate value of the common shares deemed to have been acquired through the exercise minus the NSOs’ aggregate exercise price.
Combination Exercise: If you elect this alternative, you will be deemed to have simultaneously exercised the NSOs and to have sold a number of those common shares with a value equal to the NSOs’ aggregate exercise price. When the transaction is complete, the balance of the common shares subject to the NSOs you exercised will be transferred to you.
Exercise and Hold: If you elect this alternative, you must pay the full exercise price (in cash, a cash equivalent or in common shares of the Company having a value equal to the exercise price and which you have owned for at least six months before the exercise date). When the transaction is complete, you will receive one common share for each NSO exercised.
Before choosing an exercise method, you should read the “Federal Income Tax” section of the Prospectus to ensure you understand the federal income tax effect of exercising your NSOs and of the exercise method you choose.
If you do not elect one of these methods, we will apply the Cashless Exercise and Sell method described above.
Tax Treatment of Your NSOs
The federal income tax treatment of your NSOs is discussed in the Plan’s Prospectus.
*****
General Terms and Conditions
You May Forfeit Your NSOs
Normally, you may exercise your NSOs after they vest and before the Expiration Date ([Expiration Date]). However, your NSOs will be cancelled on the date (if any) you cease to perform services for the Company after having been convicted of, or pled guilty or nolo contendere to, a felony.
Your NSOs May Vest Earlier Than Described Above. Normally, your NSOs will vest only in the circumstances described above. However, if there is a “Change in Control” (as defined in the Plan), your NSOs may vest earlier. You should read the Plan and the Prospectus carefully to ensure that you understand how this may happen.
Amendment/Termination. We may amend or terminate the Plan at any time.

Rights Before Your NSOs Are Exercised: You may not vote, or receive any dividends associated with, the common shares underlying your NSOs.
Beneficiary Designation: You may name a beneficiary or beneficiaries to receive or to exercise any vested NSOs that are unexercised when you die. This may be done only on the attached Beneficiary Designation Form and by following the rules described in that Form. The Beneficiary Designation Form need not be completed now and is not required as a condition of receiving your Award. If you die without completing a Beneficiary Designation Form or if you do not complete that Form correctly, your beneficiary will be your surviving spouse or, if you do not have a surviving spouse, your estate.
Transferring Your NSOs: Normally your NSOs may not be transferred to another person. However, you may complete a Beneficiary Designation Form to name the person who may exercise your NSOs if you die before their Expiration Date. Also, the Committee may allow you to place your NSOs into a trust established for your benefit or for the benefit of your family. Contact [Contact Name] at [Contact Telephone Number] or at the address given below if you are interested in doing this.
Governing Law: This Award Agreement will be construed in accordance with and governed by the laws of the United States and of the State of Ohio (other than laws governing conflicts of laws).
Other Agreements: Also, your NSOs will be subject to the terms of any other written agreements between you and the Company or any Affiliate or Subsidiary to the extent that those other agreements do not directly conflict with the terms of the Plan or this Award Agreement.
Adjustments to NSOs: Your NSOs will be adjusted, if appropriate, to reflect any change to the Company’s capital structure (e.g., the number of your NSOs and the Exercise Price will be adjusted to reflect a stock split).
Other Rules: Your NSOs also are subject to more rules described in the Plan and in the Plan’s Prospectus. You should read both of these documents carefully to ensure you fully understand all the terms and conditions of the grant of NSOs made to you under this Award Agreement.
*****
You may contact [Contact Name] at [Contact Telephone Number] or at the address given below if you have any questions about your Award or this Award Agreement.
Your Acknowledgment of Award Conditions
Note: You must sign and return a copy of this Award Agreement to [Contact Name] at the address given below no later than [Date: 30 days post Grant Date].
By signing below, I acknowledge and agree that:
•	A copy of the Plan has been made available to me;

•	I have received a copy of the Plan’s Prospectus;

•	I understand and accept the conditions placed on my NSOs and understand what I must do to earn and exercise my NSOs;

•	I will consent (in my own behalf and in behalf of my beneficiaries and without any further consideration) to any necessary change to my NSOs or this Award Agreement to comply with any law and to avoid paying penalties under Section 409A of the Internal Revenue Code, even if those changes affect the terms of my NSOs and reduce their value or potential value; and

•	If I do not return a signed copy of this Award Agreement to the address shown below not later than [Date: 30 days post Grant Date], my NSOs will be forfeited and I will not be entitled to receive anything on account of this Award.

[Grantee’s Name]	THE SCOTTS MIRACLE-GRO COMPANY

By:

(signature)

Date signed:	Date signed:

A signed copy of this Award Agreement must be sent to the following address no later than [Date: 30 days post Grant Date]:
[Contact Name]
Merrill Lynch
[Contact’s Street Address]
[Contact’s City, State and Zip Code]
[Contact Telephone Number]
After it is received, The Scotts Miracle-Gro Company 2006 Long-Term Incentive Plan Committee will acknowledge receipt of your signed Award Agreement.

*****
Committee’s Acknowledgment of Receipt
A signed copy of this Award Agreement was received on                                         .
By:
[Grantee’s Name]
           Has complied with the conditions imposed on the grant and the Award Agreement remains in effect; or
           Has not complied with the conditions imposed on the grant and the NSOs are forfeited because

                                                                                                                                                                                    .
          describe deficiency
The Scotts Miracle-Gro Company 2006 Long-Term Incentive Plan Committee

By:

Date:

Note: Send a copy of this completed Award Agreement to [Grantee’s Name] and keep a copy as part of the Plan’s permanent records.

THE SCOTTS MIRACLE-GRO COMPANY
2006 LONG-TERM INCENTIVE PLAN
NONQUALIFIED STOCK OPTION EXERCISE NOTICE
AFFECTING NONQUALIFIED STOCK OPTIONS GRANTED TO
[GRANTEE’S NAME] ON [GRANT DATE]
Additional copies of this Nonqualified Stock Option Exercise Notice (and any further information you may need about this Exercise Notice or exercising your NSOs) are available from [Contact Name] at [Contact Telephone Number] or at the address given below.
By completing this Exercise Notice and returning it to [Contact Name] at the address given below, I elect to exercise the NSOs described below:
Note: You must complete a separate Nonqualified Stock Option Exercise Notice each time you exercise NSOs granted under each Award Agreement (e.g., if you are exercising 200 NSOs granted January 1, 2007 and 100 NSOs granted January 1, 2008 under a separate award agreement, you must complete two Nonqualified Stock Option Exercise Notices, one for each set of NSOs being exercised).
Affected NSOs: This exercise relates to the following NSOs (fill in the blanks):
Grant Date: [Grant Date]
Number of NSOs being exercised with this Exercise Notice:
Exercise Price: The Exercise Price due is $
     Note: This amount must be the product of $[Exercise Price] multiplied by the number of NSOs being exercised.
Payment of Exercise Price: I have decided to pay the Exercise Price by (check one):
     Note: These methods are described in the Award Agreement.

___	Cashless Exercise and Sell.

___	Combination Exercise.

___	Exercise and Hold.
     Note:
•	If you select the Exercise and Hold method of exercise, you must also follow the procedures described in the Award Agreement to pay the Exercise Price related to this exercise.

•	If you select either the Cashless Exercise and Sell or the Combination Exercise methods of paying the Exercise Price, you should contact [Contact Name] at

[Contact Telephone Number] or at the address given below to be sure you understand how your choice of payment will affect the number of common shares of the Company you will receive.
Your Acknowledgement of Effect of Exercise
By signing below, I acknowledge and agree that:
•	I fully understand the effect (including the investment effect) of exercising my NSOs and buying common shares of the Company and understand that there is no guarantee that the value of these common shares will appreciate or will not depreciate;

•	This Exercise Notice will have no effect if it is not returned to [Contact Name] at the address given below before the Expiration Date specified in the Award Agreement under which these NSOs were granted; and

•	The common shares of the Company I am buying by completing and returning this Exercise Notice will be issued to me as soon as administratively practicable.
[Grantee’s Name]

(signature)
Date signed:
A signed copy of this Nonqualified Stock Option Exercise Notice must be sent to the following address no later than the Expiration Date:
[Contact Name]
Merrill Lynch
[Contact’s Street Address]
[Contact’s City, State and Zip Code]
*****
Acknowledgement of Receipt
A signed copy of this Nonqualified Stock Option Exercise Notice was received on:
                                                            .
[Grantee’s Name]:

___	Has effectively exercised the NSOs described in this Notice; or

___	Has not effectively exercised the NSOs described in this Notice because
                                                                                                                                                                     .

describe deficiency
The Scotts Miracle-Gro Company 2006 Long-Term Incentive Plan Committee

By:

Date:

Note: Keep a copy of this Exercise Notice as part of the Plan’s permanent records.

THE SCOTTS MIRACLE-GRO COMPANY
2006 LONG-TERM INCENTIVE PLAN
BENEFICIARY DESIGNATION FORM
RELATING TO NONQUALIFIED STOCK OPTION AWARD GRANTED TO
[GRANTEE’S NAME] ON [GRANT DATE]
1.00 Instructions for Completing This Beneficiary Designation Form
You may use this Beneficiary Designation Form to [1] name the person you want to receive any amount due under The Scotts Miracle-Gro Company 2006 Long-Term Incentive Plan after your death or [2] change the person who will receive these benefits.
There are several things you should know before you complete this Beneficiary Designation Form:
First, if you do not elect another beneficiary, any amount due to you under the Plan when you die will be paid to your surviving spouse or, if you have no surviving spouse, to your estate.
Second, your election will not be effective (and will not be implemented) unless you complete all applicable portions of this Beneficiary Designation Form and return it to [Contact Name] at the address given below.
Third, all elections will remain in effect until they are changed (or until all death benefits are paid).
Fourth, if you designate your spouse as your beneficiary but are subsequently divorced from that person (or your marriage is annulled), your beneficiary designation will be revoked automatically.
Fifth, if you have any questions about this Beneficiary Designation Form or if you need additional copies of this form, please contact [Contact Name] at [Contact Telephone Number] or at the address or number given below.
1.00 Designation of Beneficiary
1.01 Primary Beneficiary:
I designate the following person(s) as my Primary Beneficiary or Beneficiaries to receive any amount due after my death under the terms of the Award Agreement described at the top of this Beneficiary Designation Form. This benefit will be paid, in the proportion specified, to:

% to

		(Name)	(Relationship)

Address:

% to

		(Name)	(Relationship)

Address:

% to

		(Name)	(Relationship)

Address:

% to

		(Name)	(Relationship)

Address:

1.02 Contingent Beneficiary
If one or more of my Primary Beneficiaries die before I die, I direct that any amount due after my death under the terms of the Award described at the top of this Beneficiary Designation Form:

Be paid to my other named Primary Beneficiaries in proportion to the allocation given above (ignoring the interest allocated to the deceased Primary Beneficiary); or

Be distributed among the following Contingent Beneficiaries:

% to

		(Name)	(Relationship)
Address:

% to

		(Name)	(Relationship)

Address:

% to

		(Name)	(Relationship)

Address:

% to

		(Name)	(Relationship)

Address:

Elections made on this Beneficiary Designation Form will be effective only after this Form is received by [Contact Name] and only if it is fully and properly completed and signed.

[Grantee’s Name]

Date of Birth:

Address:

Sign and return this Beneficiary Designation Form to [Contact Name] at the address given below.

Date	Signature
Return this signed Beneficiary Designation Form to [Contact Name] at the following address:
[Contact Name]
Merrill Lynch
[Contact’s Street Address]
[Contact’s City, State and Zip Code]
[Contact Telephone Number]

Received on:

By: